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                                                                   Exhibit 10.17


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT



         First Amendment dated as of November 17, 1998 (the "Amendment") amending that certain Amended and Restated Revolving Credit, Term Loan and Gold Consignment Agreement dated as of September 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among (a) Marks Bros. Jewelers, Inc., a Delaware corporation (the "Borrower"); (b) BankBoston, N.A., LaSalle National Bank, ABN AMRO Bank N.V. and the other lending institutions which are now parties thereto (collectively, the "Banks"); and (c) BankBoston, N.A., as Collateral Agent, Administrative Agent and Syndication Agent for the Agents as herein defined and the Banks and LaSalle National Bank and ABN AMRO Bank N.V., each as Syndication Agent for the Agents and the Banks (the Collateral Agent, Administrative Agent and Syndication Agents are collectively referred to as the "Agents"). Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1.      AMENDMENT TO SS.1.1 OF THE CREDIT AGREEMENT.

         Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of "Borrowing Base" with the following definition:


                  "Borrowing Base". At the relevant time of reference thereto, an amount determined by the Administrative Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Agents pursuant to ss.10.4(f), which is equal to (a) the lesser of (i) sixty-five percent (65%) of the net book value (determined on an average cost basis at lower of cost or market) of Eligible Inventory or (ii) the sum of (A) sixty percent (60%) of the difference between (I) the net book value (determined on an average cost basis at lower of cost or market) of Eligible Inventory, and (II) the Fair Market Value of Precious Metal contained in Eligible Inventory, plus (B) the Consignment Advance Rate Percentage multiplied by the Fair Market Value of Precious Metal contained in Eligible Inventory; minus (b) the


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Inventory Shrink Reserve; plus (c) 75% of Eligible Accounts Receivable; minus
(d) Reserves; plus (e) the Discretionary Amount. The Administrative Agent may, in its discretion, from time to time, upon five (5) days' prior notice to the Borrower, (y) reduce the lending formula with respect to Eligible Accounts Receivable to the extent that the Administrative Agent determines that: (i) the dilution with respect of the Accounts Receivable for any period has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or (ii) the general creditworthiness of account debtors or other obligors of the Borrower has declined or (z) reduce the lending formula(s) with respect to Eligible Inventory to the extent that the Administrative Agent determines that: (i) the number of days of the turnover of the inventory of the Borrower for any period has changed in any material adverse respect, (ii) the liquidation value of the Eligible Inventory, or any category thereof, has decreased, or (iii) the nature and quality of the inventory of the Borrower has deteriorated in any material respect or the mix of such inventory has changed materially. In determining whether to reduce the lending formula(s), the Administrative Agent may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts Receivable, Eligible Inventory or in establishing the Reserves. In determining whether and how much to reduce the lending formula as provided above, the Administrative Agent shall do so in accordance with its reasonable credit judgment which shall be exercised in a manner that is not arbitrary or capricious and is consistent with the standards of eligibility and credit judgment applied by the Administrative Agent to the other borrowers.

         SS.2. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Administrative Agent receives the a counterpart of this Amendment, executed by the each of the Borrower, the Agents and the Banks.

         SS.3. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

         SS.4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SS.5. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agents or the Banks consequent thereon.


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         SS.6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).














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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                              MARKS BROS. JEWELERS, INC.



                              By: /s/  John R. Desjardins
                                  -----------------------
                                     Name:  John R. Desjardins
                                     Title:  Executive Vice President

                              BANKBOSTON, N.A., individually and as
                              Administrative Agent, as Collateral Agent and as Syndication Agent



                              By: /s/ Ellen L. Heath
                                  ------------------
                                     Name:  Ellen L. Heath
                                     Title:  Director

                              LASALLE NATIONAL BANK, individually and
                              as Syndication Agent



                              By: /s/ Vanja L. St. Clair
                                  ----------------------
                                     Name:  Vanja L. St. Clair
                                     Title:  Vice President

                              ABN AMRO BANK N.V., individually and as
                              Syndication Agent



                              By: /s/ Jeffrey Sarfaty
                                  -------------------
                                     Name:  Jefferey Sarfaty
                                     Title:  Vice President


                              By: /s/ Ned Koppelson
                                  -----------------
                                     Name:  Ned Koppelson
                                     Title:  Vice President

                              THE CHASE MANHATTAN BANK



                              By: /s/ Irene B. Spector
                                  --------------------
                                     Name:  Irene B. Spector
                                     Title:  Vice President